EXHIBIT 99.5

Press Release

Omnicom and Publicis Groupe to Merge

Merger of equals to create Publicis Omnicom Group, a best-in-class communications, advertising, marketing and digital services company with combined 2012 revenue of $22.7 billion / €17.7 billion

Combined market capitalization of $35.1 billion / €26.5 billion

•	Brings together iconic agency brands, offering clients industry-leading breadth of services, global reach and the most highly recognized and awarded talent
•	Jointly led by Omnicom CEO John Wren and Publicis Groupe CEO Maurice Lévy as co-CEOs
•	Provides compelling benefits for clients, employees and shareholders
•	Publicis Groupe and Omnicom shareholders will each hold approximately 50% of the new company’s equity
•	New entity expected to be listed on the NYSE and Euronext Paris and included in S&P 500 and CAC 40

New York and Paris, July 28, 2013 – Omnicom Group Inc. (NYSE: OMC) and Publicis Groupe SA (Euronext Paris: FR0000130577) today announced that they have signed a definitive agreement for a merger of equals, creating the world’s leading company in communications, advertising, marketing and digital services, with combined 2012 revenue of $22.7 billion / €17.7 billion. Based on closing prices on July 26, 2013, Publicis Omnicom Group will have a combined equity market capitalization of approximately $35.1 billion / €26.5 billion. The merged group of more than 130,000 employees will be exceptionally well positioned to serve clients’ evolving needs, helping them to build their brands and grow their businesses in the rapidly changing communications landscape.

The combination, which has been unanimously approved by the Boards of Directors of both companies, brings together the most extensive portfolio of best-in-class agencies offering clients the industry’s leading talent across disciplines and geographies. Publicis Omnicom Group will include such iconic agency brands as BBDO, Saatchi & Saatchi, DDB, Leo Burnett, TBWA, Razorfish, Publicis Worldwide, Fleishman-Hillard, DigitasLBi, Ketchum, StarcomMediaVest, OMD, BBH, Interbrand, MSLGROUP, RAPP, Publicis Healthcare Communications Group (PHCG), Proximity, Rosetta, CDM, ZenithOptimedia and Goodby, Silverstein & Partners, to name just a few.

Maurice Lévy, Chairman and CEO of Publicis Groupe, said: “The communication and marketing landscape has undergone dramatic changes in recent years including the exponential development of new media giants, the explosion of Big Data, blurring of the roles of all players and profound changes in consumer behavior. This evolution has created both great challenges and tremendous opportunities for clients. John and I have conceived this merger to benefit our clients by bringing together the most comprehensive offering of analog and digital services. Equally important, it will offer our talented people new avenues for growth and success at the crossroads of strategic intelligence, creativity, science and technology.”

John Wren, CEO of Omnicom, said: “Both Maurice and I believe this new company reflects our vision of retaining the best talent, attracting an incredible roster of clients and leading innovation. Omnicom and Publicis Groupe are reshaping the industry by setting a new standard for supporting clients with integrated messaging across marketing disciplines and geographies. This combination will enable us to leverage the skills of our exceptionally talented people, our broad product offering, enhanced global footprint, and tremendous roster of global and local clients. In short, we believe this is a merger that will set our new company on a path to accelerated growth, with long-term benefits for clients, employees and shareholders.”

Mr. Wren & Mr. Lévy said jointly: “For many years, we have had great respect for one another as well as for the companies we each lead. This respect has grown in the past few months as we have worked to make this combination a reality. We look forward to co-leading the combined company and are excited about what our people can achieve together for our clients and our shareholders.”

Publicis Omnicom Group has been structured with balanced corporate governance consistent with the spirit of a merger of equals. Publicis Groupe and Omnicom’s CEOs will lead the company as co-CEOs through an initial integration and development period of 30 months, following which Mr. Lévy will become non-executive Chairman and Mr. Wren will continue as CEO. The company will have a single-tier board with 16 members, consisting of the two co-CEOs and seven non-executive directors from each company.

For the first year following the closing of the transaction, Bruce Crawford, currently Omnicom Chairman, will be the non-executive Chairman of Publicis Omnicom Group. He will be succeeded by the current Publicis Groupe Chairperson, Elisabeth Badinter, as non-executive Chairperson for the second year following the closing of the transaction.

The transaction is expected to create significant value for shareholders. The new company’s broader portfolio of agencies and services and deeper geographic footprint will allow the combined company to accelerate revenue growth and create operating synergies. The future scalability and internal synergies of the combined company are expected to generate efficiencies of $500 million / €377 million.

The transaction is a cross-border merger of equals under a holding company, Publicis Omnicom Group, in The Netherlands. The Group’s operational head offices will continue to be based in Paris and New York. The merger is expected to be tax-free to the shareholders of both companies. The transaction has been structured so that the shareholders of Publicis Groupe and Omnicom, after special dividends, will each hold approximately 50% of the equity of Publicis Omnicom Group. Publicis Groupe shareholders will receive one newly issued ordinary share of Publicis Omnicom Group for each Publicis Groupe share they own, together with a special dividend of €1.00 per share. Omnicom shareholders will receive 0.813 newly issued ordinary shares of Publicis Omnicom Group for each Omnicom share they own, together with a special dividend of $2.00 per share. In addition, Omnicom shareholders will receive up to two regular quarterly dividends of $0.40 per share if declared and the record date occurs prior to closing.

Ms. Badinter and family members as well as Mr. Lévy have entered into agreements in support of the merger, as have Mr. Wren, Mr. Crawford, and Mr. Randall Weisenburger, Omnicom’s CFO.

Publicis Omnicom Group is expected to be listed on the NYSE and Euronext Paris, traded under the symbol OMC, and to be included in the S&P 500 and CAC 40.

The transaction is subject to approval by the shareholders of both companies as well as numerous regulatory approvals. It is expected to close in the fourth quarter of 2013 or the first quarter of 2014.

Publicis Groupe and Omnicom have expressed the desire to have their shares start trading simultaneously on the day of announcement. As a consequence and because of the time difference, Publicis Groupe has asked Euronext Paris to postpone the trading of its shares to 9.30am New York time / 3.30pm Paris time.

Moelis & Company is financial advisor to Omnicom on the transaction. Rothschild is acting as financial advisor to Publicis Groupe. Legal advisors to Omnicom are Latham & Watkins LLP and De Brauw Blackstone Westbroek N.V. Legal advisors to Publicis Groupe are Wachtell, Lipton, Rosen & Katz; Darrois Villey Maillot Brochier; and NautaDulith N.V. Jones Day provided counsel to Moelis & Company.

Note: Market capitalizations and efficiencies converted at USD/EUR exchange rate of 1.327 (as at July 26, 2013); Revenues converted at USD/EUR exchange rate of 1.285 (average of 2012)

A slide show will be available on both companies’ websites today at 9.00am (ET) / 3.00pm (CET).

Pre-recorded Video
Publicis Groupe and Omnicom will post a pre-recorded CEO video to their respective web sites, on July 29.

Conference call
In addition, Publicis Groupe and Omnicom will host a live Q/A session by call from New York City at 8am ET (2pm CET) tomorrow, July 29. For those who wish to access this live event dial-in numbers are:
PRIMARY DIAL-IN #: 800 901.5213 US
SECONDARY DIAL-IN #: 617 786.2962 INTERNATIONAL
PARTICIPANT PASSCODE: 37553167

About Publicis Groupe

Publicis Groupe [Euronext Paris FR0000130577, CAC 40] is one of the world’s leading communications groups. We offer the full range of services and skills: digital (DigitasLBi, Razorfish, Rosetta, VivaKi), creative services (BBH, Leo Burnett, Publicis Worldwide, Saatchi & Saatchi), public affairs, corporate communications and events (MSLGROUP), media strategy, planning and buying (Starcom MediaVest Group and ZenithOptimedia) and healthcare communications, with Publicis Healthcare Communications Group (PHCG). Present in 108 countries, the Groupe employs 60,000 professionals.

www.publicisgroupe.com | Twitter:@PublicisGroupe | Facebook: www.facebook.com/publicisgroupe |Linkedin : Publicis Groupe | http://www.youtube.com/user/PublicisGroupe |

Viva la Difference !

About Omnicom

Omnicom Group Inc. (NYSE: OMC) is a leading global marketing and corporate communications company. Omnicom’s branded networks and numerous specialty firms provide advertising, strategic media planning and buying, digital and interactive marketing, direct and promotional marketing, public relations and other specialty communications services to over 5,000 clients in more than 100 countries.

www.Omnicom.com |

Communication
Contacts

Omnicom			Publicis Groupe
Joanne Trout	+	(1) 212-415-3669	Peggy Nahmany	+	33 (0)1 44 43 72 83

Ketchum			Kekst and Company
AJ Goodman	+	(1) 646-935-4123	Ruth Pachman	+	(1) 917-842-1122

Investor Contacts

Omnicom			Publicis Groupe
Randall Weisenburger	+	(1) 212-415-3393	Martine Hue	+	33 (0)1 44 43 65 00
			Stéphanie Constand-Atellian	+	33 (0)1 44 43 74 44
				+	33 (0) 6 22 23 62 10

Forward looking statements

This communication contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Omnicom, Publicis, Publicis Omnicom Group, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Omnicom and Publicis as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; losses on media purchases and production costs incurred on behalf of clients; reductions in client spending, a slowdown in client paymentsand changes in client communication requirements; failure to manage potential conflicts of interest between or among clients; unanticipated changes relating to competitive factors in the advertising and marketing industries; ability to hire and retain key personnel; ability to successfully integrate the companies’ businesses; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; ability to attract new clients and retain existing clients in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their clients; conditions in the credit markets; risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in Omnicom’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission (the “SEC”) and those described in Publicis’s annual reports, registration documents and other documents filed from time to time with the French financial market regulator (Autorité des Marchés Financiers or “AMF”). Except as required under applicable law, the parties do not assume any obligation to update these forward-looking statements.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

Publicis Omnicom Group will file with the SEC a registration statement on Form S-4, which will include the proxy statement of Omnicom that also constitutes a prospectus of Publicis Omnicom Group (the “proxy statement/prospectus”). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OMNICOM, PUBLICIS, PUBLICIS OMNICOM GROUP, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties by contacting Corporate Secretary, Omnicom Group Inc., 437 Madison Avenue, New York, NY 10022, +1 (212) 415-3600 (for documents filed with the SEC by Omnicom) or Investor Relations, 133 avenue des Champs Elysées, 75008 Paris, France, +33 (0) 1 44 43 65 00 (for documents filed with the SEC by Publicis or Publicis Omnicom Group).

Important Additional Information Will be Made Available in an AFM Approved Prospectus

Publicis Omnicom Group will make publicly available a prospectus, approved by the Dutch financial markets regulator (Stichting Autoriteit Financiële Markten or “AFM”), with respect to the issuance of new shares as a result of the proposed transactions and their admission to trading on a regulated market in the European Union (including any supplement thereto, the “Admission Prospectus”). The Admission Prospectus will be passported by the AFM to the AMF with a view to the admission of Publicis Omnicom Group shares to listing on Euronext Paris. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE ADMISSION PROSPECTUS, AND OTHER RELEVANT DOCUMENTS, IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PUBLICIS, OMNICOM, PUBLICIS OMNICOM GROUP, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Admission Prospectus from Publicis Omnicom Group on Publicis’s website at www.publicisgroupe.com or by contacting Investor Relations, 133 avenue des Champs Elysées, 75008 Paris, France, +33 (0) 1 44 43 65 00.

Important Additional Information for Publicis Shareholders

Publicis will prepare a report to be made available in connection with the Publicis meeting of shareholders called to approve the proposed transactions (the “Report”). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REPORT, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE AMF, IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PUBLICIS, OMNICOM, PUBLICIS OMNICOM GROUP, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Report from Publicis on its website at www.publicisgroupe.com or by contacting Investor Relations, 133 avenue des Champs Elysées, 75008 Paris, France, +33 (0) 1 44 43 65 00.

No EEA Prospectus until Admission Prospectus

No prospectus is required under the European Economic Area Prospectus Directive 2003/71/EC, as amended and as transposed in Dutch and French law, and no such prospectus or document will be made available until the Admission Prospectus is made available.

Participants in the Solicitation

Omnicom, Publicis and Publicis Omnicom Group and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Omnicom in respect of the proposed transactions contemplated by the proxy statement/prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of Omnicom in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding Omnicom’s directors and executive officers is contained in Omnicom’s Annual Report on Form 10-K for the year ended December 31, 2012 and its Proxy Statement on Schedule 14A, dated April 11, 2013, which are filed with the SEC.